                                                                   EXHIBIT 10.71

                  STOCK PURCHASE AGREEMENT, dated as of November 4, 1997 (this "Agreement"), between SMALLCAP WORLD FUND, INC., a Maryland corporation (the "Buyer"), and HANOVER DIRECT, INC., a Delaware corporation (the "Company").

                                 R E C I T A L S

                  The Company is authorized to issue 225,000,000 shares of common stock, $.66 2/3 par value (the "Common Stock"), of which 200,055,322 shares were issued and outstanding as of October 15, 1997; and

                  The Buyer desires to acquire from the Company and the Company desires to sell to the Buyer 3,700,000 shares of Common Stock (the "Shares"), all upon the terms and subject to the conditions set forth in this Agreement.

                  The parties hereto agree as follows:

                                    ARTICLE I
                            TERMS OF THE TRANSACTION

                  Section 1.01. Sale and Purchase of Shares. On the Closing Date (as hereinafter defined), the Company shall issue and sell the Shares to the Buyer by delivering to the Buyer, against payment therefor as provided in
Section 1.02, certificates for the Shares registered in the name of Kane & Co. in proper form for transfer by delivery.

                  Section 1.02. Purchase Price. The Shares shall be sold by the Company and shall be purchased by the Buyer for an aggregate purchase price of $5,217,000 (the "Purchase Price"). The Purchase Price shall be paid to the Company against delivery of the certificates representing the Shares as provided in Section 1.01 on the Closing Date, by wire transfer of immediately available funds to an account designated by the Company at least two business days before the Closing Date.

                  Section 1.03. The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of the Company at 1500 Harbor Boulevard, Weehawken, New Jersey 07087, at 10 o'clock a.m., New York City time, on November 6, 1997, or at such other place or places as the parties hereto may agree upon or, subject to Section 6.12, such other time and date as may be mutually approved by the parties in writing, but not later than November 14, 1997 (the "Closing Date").

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Buyer that:

                  Section 2.01. Organization and Authority. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power to own all of its properties and assets and to carry on its business as now being conducted. The Company has the corporate power and, as of the Closing Date, will be duly authorized to sell, convey, assign and transfer the Shares as contemplated by this Agreement and to perform its obligations under this Agreement.

                  Section 2.02. Company Capitalization. The Company has an authorized capitalization of 225,000,000 shares of Common Stock, of which 200,055,322 shares were issued and outstanding as of October 15, 1997, and 392,017 shares were held in the treasury of the Company as of December 28, 1996. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to any right of rescission, and have been offered, issued, sold and delivered by the Company in compliance with all applicable federal and state securities laws. Except as set forth on Schedule 2.02, there are no outstanding options, warrants, conversion privileges or other contractual rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock. Except as set forth on Schedule 2.02, there are no existing voting trusts, voting agreements or similar agreements between the Company and any of its stockholders, nor are there any such agreements among any of the Company's officers, directors or stockholders holding in excess of 5% of the Company's outstanding voting securities. Except as set forth on Schedule 2.02, the Company's securities are not subject to any preemptive or other preferential rights under the Certificate of Incorporation of the Company or under any agreement to which the Company is a party.

                  Section 2.03. The Shares. The Shares to be issued pursuant to this Agreement, when issued and delivered in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and, assuming the accuracy of the Buyer's representations set forth in Section 3.02, issued in accordance with all applicable state and federal securities laws.

                  Section 2.04. No Conflict. The execution and delivery by the Company of this Agreement does not, and the sale of the Shares by the Company and the consummation of the transactions contemplated hereby by the Company will not, conflict with, or result in any violation of or default under (with or without notice or lapse of time or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of the Certificate of Incorporation or By-Laws of the Company; or under the provisions of any mortgage, indenture, lease or other agreement or instrument or permit or license to which the Company is a party or by which its properties or assets are bound; or under any judgment, order, decree, statute, law, ordinance, rule or regulation of the United States or any state thereof applicable to the Company, its properties or assets, the effect of any of which would result in any material adverse change to the business, financial condition or results of operations of the Company.

                  Section 2.05. Litigation; Consents. (a) The Company knows of no pending or threatened action, suit, proceeding or investigation before any court or governmental body, or by any governmental agency to restrain or prevent the performance of the transactions contemplated by this Agreement, or which might affect the right of the Buyer to own the Shares. No constructive knowledge shall be attributed to the Company under this Section 2.05(a).

                  (b) Except as otherwise referred to herein, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality having jurisdiction over the Company is required to be obtained by the Company to authorize the execution and delivery by the Company of this Agreement or the performance by the Company of its terms.

                  Section 2.06. Commission Filings. All reports, forms and statements required to be filed by the Company during the period from December 28, 1996 to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly and timely filed and were in compliance with the requirements of their respective forms. The Company has previously delivered to the Buyer copies of the Company's annual report on Form 10-K for the fiscal year ended December 28, 1996, with all amendments, all of the Company's quarterly reports on Form 10-Q and current reports on Form 8-K from December 29, 1996 to the date hereof, with all amendments (if any), the Company's annual report to stockholders for the fiscal year ended December 28, 1996, the Company's proxy statement in connection with its annual meeting of stockholders held on July 10, 1997 and all registration statements, if any, that the Company has filed with the Securities and Exchange Commission (the "Commission") in fiscal 1997. The Company has heretofore made public disclosure of such additional material information since the date of the Company's annual report on Form 10-K for the fiscal year ended December 28, 1996 as it was required to disclose pursuant to the requirements of applicable Federal and state securities and other laws and has furnished copies of such disclosure to the Buyer. The annual report on Form 10-K for the fiscal year ended December 28, 1996, as amended, and all subsequent reports on Form 10-Q and 8-K, annual reports to stockholders, proxy statements and other public disclosures as of the dates thereof or the dates made, and such other documents or information with respect to the Company, required to be supplied to the Buyer pursuant to this Agreement or supplied to the Buyer at its request by the Company or on its behalf, were or are true, correct and complete and did not or do not contain any untrue statement of a material fact and did not or do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

                  The Buyer represents and warrants that:

                  Section 3.01. Organization and Authority. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland. The Buyer has the corporate power to execute, deliver and perform this Agreement. The Buyer has taken all action required by law, its Certificate of Incorporation and By-Laws, or otherwise to authorize the execution and delivery of this Agreement. The execution and delivery by the Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby by the Buyer will not, violate any provision of the Certificate of Incorporation and By-Laws of the Buyer, or any provision of any agreement, instrument, order, judgment or decree to which the Buyer is a party or by which it is bound.

                  Section 3.02. Acquisition of Shares. The Buyer is an Accredited Investor, as such term is defined in Rule 501(a)(8) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Buyer, by reason of its business and financial experience (or the business and financial experience of its officers, directors or employees), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment in the Shares. The Buyer acknowledges that no representations or warranties have been made to it by the Company, any of its officers, directors or employees or anyone acting on its or their behalf, other than those contained in this Agreement, and that, in entering into this Agreement, the Buyer is not relying upon any information other than the information contained herein. The Buyer is purchasing the Shares for its own account for investment only and not with a present view to, or for sale in connection with, any distribution of the Shares. The Buyer acknowledges that the Shares have not been registered under the Securities Act and that the Shares cannot be sold, transferred or otherwise disposed of to any person or entity unless registered under the Securities Act, if such registration is required, or pursuant to an exemption therefrom applicable to such transaction.

                  Section 3.03. Litigation; Consents. (a) The Buyer knows of no pending or threatened action, suit, proceeding or investigation before any court or governmental body, or by any governmental agency to restrain or prevent the performance of the transactions contemplated by this Agreement, or which might affect the right of the Buyer to own the Shares. No constructive knowledge shall be attributed to the Buyer under this Section 3.03(a).

                  (b) Except as otherwise referred to herein, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality having jurisdiction over the Buyer is required to be obtained by the Buyer to authorize the execution and delivery by the Buyer of this Agreement, or the performance by the Buyer of its terms.

                                   ARTICLE IV
                      CONDITIONS TO THE BUYER'S OBLIGATIONS

                  The obligations of the Buyer to purchase the Shares pursuant to this Agreement shall be subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived, in whole or in part, in writing by the Buyer).

                  Section 4.01. Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true in all material respects at the Closing Date as if made again on and as of the Closing Date. The Company shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it at or before the Closing Date.

                  Section 4.02. Certain Documents. The Company shall have furnished the Buyer with such documents as the Buyer may reasonably request, including a registration rights agreement substantially in the form attached hereto as Exhibit A executed by the Company.

                  Section 4.03. The Shares. The Company shall have issued and delivered to the custodian for the Buyer a certificate or certificates for the Shares, with the legend set forth in Section 6.11 hereof, in proper form for transfer by delivery.

                  Section 4.04. No Litigation. No action, suit, proceeding or investigation shall be pending or, so far as is known to the Buyer or the Company's executive officers, be threatened before any court or governmental body, or by any governmental agency, challenging the transactions contemplated by this Agreement or seeking to restrain or prevent consummation of the transactions contemplated by this Agreement or to prohibit or limit the ability of the Buyer to exercise full rights of ownership of the Shares.


                                    ARTICLE V
                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

                  The obligation of the Company to sell the Shares to the Buyer pursuant to this Agreement shall be subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived, in whole or in part, in writing by the Company).

                  Section 5.01. Representations and Warranties. The representations and warranties of the Buyer contained in this Agreement shall be true in all material respects at the Closing Date as if made again on and as of the Closing Date. The Buyer shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it at or before the Closing Date.


                  Section 5.02. Certain Documents. The Buyer shall have furnished the Company with such documents as the Company may reasonably request.

                  Section 5.03. Payment. The Buyer shall have paid to the Company by wire transfer on the Closing Date the amount required to be paid to the Company pursuant to Section 1.02.

                  Section 5.04. No Litigation. No action, suit, proceeding or investigation shall be pending or, so far as is known to the Buyer or the Company's executive officers, be threatened before any court or governmental body, or by any governmental agency, challenging the transactions contemplated by this Agreement or seeking to restrain or prevent consummation of the transactions contemplated by this Agreement or to prohibit or limit the ability of the Buyer to exercise full rights of ownership of the Shares.


                                   ARTICLE VI
                                  MISCELLANEOUS

                  Section 6.01. Covenants. The covenants of the Buyer and the Company shall continue in full force and effect after the Closing in accordance with their terms.

                  Section 6.02. Governing Law. This Agreement shall be construed and enforced in accordance with the internal, substantive laws of the State of New York, without giving effect to the conflict of law rules thereof.

                  Section 6.03. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally (as of such delivery) or sent by certified mail (as of two days after deposit in a United States post office), postage prepaid, or by facsimile transmission (as of such transmission), addressed as follows:

                  (a)      if to the Buyer, addressed to:

                           SMALLCAP World Fund, Inc.
                           c/o Capital Research & Management Co.
                           Attention:  James P. Ryan, Esq.
                           333 South Hope Street
                           Los Angeles, CA  90710
                           Telephone:  (213) 486-9318
                           Facsimile:  (213) 486-9041

                  (b)      if to the Company, addressed to:

                           Hanover Direct, Inc.
                           Attention: Rakesh K. Kaul
                           1500 Harbor Boulevard
                           Weehawken, N.J. 07087
                           Telephone: (201) 863-7300
                           Facsimile:  (201) 392-5005

                  with a copy to:

                           Brown Raysman Millstein Felder & Steiner LLP
                           Attention:  Sarah Hewitt, Esq.
                           120 West 45th Street
                           New York, N.Y. 10036
                           Telephone: (212) 944-1515
                           Facsimile:  (212) 840-2429

or such other address as shall be furnished in writing by either party to the other.

                  Section 6.04. Fees and Expenses. Each party hereto shall bear its respective legal, investment banking and accounting fees and other expenses incurred with respect to this Agreement and the transactions contemplated hereby.

                  Section 6.05. Assignment; Amendments, Waivers. (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement.

                  (b) Neither the Buyer nor the Company shall assign any of its rights or obligations under this Agreement without the prior written consent of the other. Except as specifically referenced herein, this Agreement is being entered into solely by and for the benefit of the parties hereto and thereto and there is no intention, nor shall this Agreement have the effect, of benefiting third parties in any manner not specifically referenced herein.

                  (c) No provision of this Agreement may be amended, modified or waived except by written agreement duly executed by each of the parties.

                  Section 6.06. Entire Agreement. This Agreement represents the entire agreement between the parties and supersedes and cancels any prior oral or written agreement, letter of intent or understanding related to the subject matter hereof.

                  Section 6.07. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  Section 6.08. Counterparts. This Agreement may be executed in one or more counterparts, and shall become effective when one or more counterparts have been signed by each of the parties.

                  Section 6.09. Severability of Provisions. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  Section 6.10. Best Efforts. Each of the Company and the Buyer shall use its best efforts to take all actions required to ensure that the conditions to Closing set forth herein are satisfied on or before the scheduled date of such Closing.

                  Section 6.11. Securities Act Legend. Each certificate for the Shares (and any other securities issued in respect of the Shares) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION MAY BE MADE WITHOUT REGISTRATION OF THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, OR UNLESS SOLD PURSUANT TO RULE 144."

                  Such legend shall be removed by the Company upon delivery to it of an opinion of counsel satisfactory to the Company that a registration statement under the Securities Act is at the time in effect with respect to the legended security or that such security can be freely transferred without such registration statement being in effect.

                  Section 6.12. Termination of Agreement. This Agreement and the obligation of the Buyer to purchase, and the Company to sell, the Shares may be terminated at any time prior to the Closing Date by the mutual written consent of each of the parties hereto.




                  IN WITNESS WHEREOF, this Stock Purchase Agreement has been duly executed by the parties hereto on the day and year first above written.

                                     HANOVER DIRECT, INC.


                                     By     /s/Larry J. Svoboda
                                            ------------------------------------
                                     Name   Larry J. Svoboda
                                            ------------------------------------
                                     Title  Senior Vice President and C.F.O.
                                            ------------------------------------



                                     SMALLCAP WORLD FUND, INC.


                                     By     /s/Vincent P. Corti
                                            ------------------------------------
                                     Name   Vincent P. Corti
                                            ------------------------------------
                                     Title  Vice President
                                            ------------------------------------

                                  SCHEDULE 2.02

                      OPTIONS, WARRANTS OR OTHER AGREEMENTS
               FOR THE PURCHASE OF SHARES OF COMPANY COMMON STOCK
                                       AND
          VOTING TRUSTS, VOTING AGREEMENTS OR OTHER SIMILAR AGREEMENTS
                                       AND
                     PREEMPTIVE OR OTHER PREFERENTIAL RIGHTS


Options and Warrants - see attached list.

Conversion Privileges -

                  Series B Convertible Additional Preferred Stock, par value $.01 per share, stated value $10 per share - outstanding shares - 634,900 convertible into shares of the Company's Common Stock in accordance with the provisions of the Company's Certificate of Incorporation, ARTICLE FOURTH,
                  Section 6.

Voting Agreements -

                  Nomination and Standstill Agreement, by and among The Horn & Hardart Company (the Company's predecessor), Theodore H. Kruttschnitt, III, J. David Hakman and Edmund R. Manwell, dated June 10, 1989. Messrs. Kruttschnitt, Hakman and Manwell as a group own 5.0% of the outstanding shares of the Company's Common Stock as of a recent date and all three currently serve as directors of the Company. Pursuant to such agreement, the Company agreed to nominate each of Messrs. Kruttschnitt, Hakman and Manwell for election upon the expiration of their respective terms provided that Mr. Kruttschnitt continues to maintain certain specified levels of ownership of the Company's Common Stock.

Preemptive or Other Preferential Rights -

                  see attached copy of the Company's Restated Certificate of Incorporation

                          ATTACHMENT TO SCHEDULE 2.02


HANOVER DIRECT, INC.
OPTION AND WARRANT ROLLFORWARD
SEPTEMBER 27, 1997


WARRANTS

                              Outstanding
         Holder            September 27, 1997
----------------------------------------------
         Total                      5,646,490
                           ===================

Note: All of the outstanding warrants are held by NAR and affiliates.


OPTIONS

Horn & Hardart Stock Option Plan

                              Outstanding
         Holder            September 27, 1997
----------------------------------------------
         Total                         30,000
                           ===================

Hanover Direct, Inc. 1996 Stock Option Plan

         Total                      5,425,000
                           ===================


Various Option Plans for Rakesh Kaul

         Total                      7,530,000
                           ===================


Note: Future grant for R. Kaul does not appear due to uncertainty of ability to exercise. Please see attached copy of disclosure from 1997 Proxy Statement.


Directors Options

         Total                         70,000
                           ===================

Tandem Options

         Total                        624,000
                           ===================



     TOTAL OPTIONS                 13,679,000
                           ===================

                                                                       EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT


SEE EXHIBIT 10.72 FILLED HEREWITH